Exhibit 99.1

 Corporate Overview November 2018

2 Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2017 as well as our Quarterly Report on Form 10-Q for the quarter September 30, 2018 filed November 5, 2018 with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Introduction 3 Amicus Today Lysosomal Gene Therapy Platforms * AT-GAA, also known as ATB200/AT2221 ~$564M Cash (9/30/18) GLOBAL FOOTPRINT in 27 countries Leading Expertise in Storage Disorders AT-GAA* Investigational Therapy for Pompe Entering Phase 3 BIOLOGICS PLATFORM Protein Engineering & Glycobiology 500+ EMPLOYEES globally PORTFOLIO of 15 programs for rare metabolic diseases

Introduction 4 Corporate Highlights: 3Q18 and Early 4Q18 » Well Capitalized to Advance Toward 2023 Vision: 5,000+ Patients & $1B+ in Revenue » Current Cash Position is Sufficient to Fund Operations into at least 2021 » Galafold: International Growth and Strong U.S. Launch Momentum U.S. launch exceeding expectations following August 2018 approval; now reimbursed in 22 countries 3Q18 revenue of $20.6M – on track to meet $80M-90M FY18 guidance range $500M+ peak revenue potential; $1B+ cumulative revenue from 2019E-2023E to drive R&D engine o o o » AT-GAA: Positive 18-month Data Presented World Muscle Society (October 2018) o o o Highly differentiated ERT with potential to be the future standard of care On track to initiate pivotal study by YE18 $1B+ peak revenue potential » NEW Gene Therapy Portfolio for 14 Rare Metabolic Diseases Industry leading Batten disease portfolio: Two clinical stage programs (CLN6 and CLN3); One preclinical (CLN8) Preclinical AAV (intrathecal) gene therapy programs for 7 additional neurologic LSDs Next-generation preclinical gene therapies for Fabry, Pompe, CDKL5 and one other indication $1B+ peak revenue potential o o o o

Introduction
5

# Robust Rare Disease Portfolio


DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
Fabry Franchise
Galafold™ (Migalastat) monotherapy
Fabry Gene Therapy
PENN
Pompe Franchise
AT-GAA (Novel ERT + Chaperone)
Pompe Gene Therapy
PENN
Other Gene Therapy Programs
CLN6 Batten Disease
NCH
CLN3 Batten Disease
NCH
CLN8 Batten Disease
NCH
Neimann-Pick Type C (NPC)
NCH
Wolman Disease
NCH
Tay-Sachs Disease
NCH
Multiple Other CNS LSDs
NCH
CDKL5 Deficiency Disorder Gene Therapy / ERT
PENN
Other
PENN

Advancing one of the **most robust rare disease portfolios** in biotechnology

Closing Remarks 6 2018 Key Strategic Priorities 1 2 Double Galafold (migalastat) revenue to $80-$90M Secure approvals for migalastat in Japan and the U.S. Achieve clinical, manufacturing and regulatory milestones to advance 3 4 AT-GAA toward global regulatory submissions and approvals Develop and expand preclinical pipeline to ensure at least one new clinical program in 2019 5 Maintain financial strength On Track to Achieve All FIVE Key Strategic 2018 Priorities Outlined in January

 Galafold® (Migalastat) Precision Medicine for Fabry Disease

Galafold: Precision Medicine for Fabry Disease
8

# Galafold Snapshot (as of November 5, 2018)

## FIRST Oral Precision Medicine for Fabry Disease Patients with Amenable Variants

**$20.6M**
3Q18 Galafold Revenue

**$80-90M**
FY18 Global Galafold Rev. Guidance

**1**
Pending Regulatory Approval: Taiwan

Galafold™ (migalastat)

**22**
Countries with Pricing & Reimbursement

**8**
Regulatory Approvals: Australia, Canada, EU, Israel, Japan, S. Korea, Switzerland , U.S.

**348**
Amenable Variants in U.S. Label

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 9

# International Update (as of October 31, 2018)

## Continuing to Execute on Our Strategy with High Compliance and Adherence Among 500+ International Patients on Galafold


Current estimated mkt share in EU5* of treated amenable patients
Galafold ~50%
ERT ~50%

### MARKET DYNAMICS

- Continued strong uptake and growth in ERT-switch patients; increasing number of previously untreated patients
- Very high rates of adherence and compliance (>90%)
- Balanced mix of males and females, classic and late-onset patients
- Oral ROA allows for new ordering patterns
- Continued high interest from physician community
- 145 HCPs attended inaugural Amicus *Fabry Connections* meeting in Madrid, Spain

*Market share assumptions based on estimated number of treated amenable patients in EU5 as of October 2018

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 10 Key U.S. Launch Metric – Individual Prescriptions (Patient Referral Forms) Individual Prescriptions Actual PRFs 103 Market Dynamics Strong patient and physician demand High conversion of study patients Growing prescriber base of 40+ physicians Patient demographics in line with launch strategy ~60 day average PRF to shipment limits FY18 impact Solid foundation for 2019 • • • 75 64 Forecast • 66 54 • 24 43 • 32 20 August 31 September 30 October 31 November 30 December 31 103 Individual Prescriptions (10/31/18) Significantly Exceeds Internal Forecast and Provides Strong Foundation for 2019

Galafold: Precision Medicine for Fabry Disease

11

Galafold Success and FY18 Galafold Revenue Guidance

On Track to Achieve Higher End of FY2018 Revenue Guidance of $80-$90M


$80-$90M
Q3*
$20.6M
Q2
$21.3M
Q1
$16.7M
$36.9M
$4.2M
$7.2M
$10.9M
$14.6M
1Q17
2Q17
3Q17
4Q17
FY17
FY18E

*QoQ revenue reflects new ordering patterns

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease
12

# Total Amenable Patient Population ("TAPP")

Estimate based on 35% - 50% amenability

**$1B+ in 2019E-2023E in Cumulative Revenue Supporting R&D Investment**


2017
EU & ROW Only
TAPP: 2,000-3,000
2018
Today
WORLDWIDE*
(U.S. & Japan Added)
TAPP: 3,800-5,500
2028
Peak Potential
WORLDWIDE
Diagnosis continues at current rate
TAPP: 4,200-6,000
Upside Potential
WORLDWIDE
Diagnosis grows due to newborn screening in U.S. & Japan
TAPP: 4,700-6,750

Amicus Therapeutics

*WORLDWIDE includes total amenable patient population in all Fabry ERT commercial markets today Estimated effect of newborn screening on adult diagnostic rate.

 AT-GAA Novel ERT for Pompe Disease

Pompe 18 Month Data Highlights 14

# Pompe Disease Overview



**Pompe Disease is a Fatal Neuromuscular Disorder that Affects a Broad Range of People**

- 5,000 – 10,000 patients diagnosed WW[1]
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Age of onset ranges from infancy to adulthood
- Deficiency of GAA leading to glycogen accumulation
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- ~$900M+ Global Pompe ERT sales in FY17[2]

1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Amicus Therapeutics

Novel ERT for Pompe Disease – AT-GAA (ATB200 + Chaperone) 15 AT-GAA: ATB200 + Chaperone: A Differentiated Treatment Paradigm ATB200 (Novel ERT) Optimized mixture of glycans Chaperone addition High levels of M6P and bis M6P *Artist rendering, not actual product image Application of Platform Technologies for Potential New Treatment Paradigm

Pompe 18 Month Data: ATB200-02 Phase 1/2 Clinical Study of AT-GAA (ATB200/AT2221) 16 AT-GAA 18-Month Clinical Data Summary (ATB200-02 Study) • • • • 6-minute walk test (6MWT) showed continued benefit in ERT-naïve and ERT-switch patients Timed motor function tests generally consistent with 6MWT results in both ambulatory cohorts Muscle strength increased in all cohorts, including nonambulatory ERT-switch patients Pulmonary function – – Forced vital capacity (FVC), maximal inspiratory pressure (MIP), and maximal expiratory pressure (MEP) generally increased in ERT-naive patients FVC, MIP, and MEP were generally stable in ERT-switch patients • Fatigue severity scale – Improvement in fatigue score was observed in all cohorts • Biomarkers and safety – – – Creatine kinase (CK) and urine hexose tetrasaccharide (Hex4) levels decreased in all cohorts AT-GAA (ATB200/AT2221) was generally well tolerated Adverse Events Generally Mild and Transient • Very low rates of IARs (<1%) after 890+ total infusions across all cohorts Consistent and Durable Responses Across Key Measures of Safety, Functional Outcomes and Biomarkers in both ERT-Switch and ERT-Naïve Pompe Patients out to Month 18

AT-GAA Novel ERT + Chaperone for Pompe Disease 17

# Key Activities in 2018

## Significant Progress in Clinical, Regulatory, and GMP Manufacturing Activities in 2018

### Year-to-Date Progress

**CLINICAL**

- ☑ Addt'l. Phase 1/2 ATB200-02 extension data presented at WORLD*Symposium*
- ☑ Addt'l. patients in Phase 1/2 ATB200-02 clinical study
- ☑ Initiation of retrospective natural history of ERT-treated patients
- ☑ 18-month data from ATB200-02 clinical study (4Q18)
- ☐ Initiation of larger registration-directed study
- ☐ Completion of a retrospective natural history study (4Q18)

**REGULATORY**

- ☑ EMA: Received Scientific Advice Working Party Guidance
- ☑ U.S. FDA type C meeting and U.S. update

**MANUFACTURING**

- ☑ Final FDA agreement on comparability between 1,000L and 250L GMP scale
- ☑ German regulatory authorities (BfArM) agreement on strategy to demonstrate comparability between 1,000L and 250L GMP scale
- ☑ Release for clinic of 1,000L GMP commercial scale material
- ☐ Announce plan for long-term commercial manufacturing

 Gene Therapy Pipeline

Amicus Gene Therapy Programs

19

# Leading Gene Therapy Portfolio in Lysosomal Storage Disorders

**License Through Nationwide Children's Hospital and Collaboration with Penn Combine with Successful Amicus Development and Commercial Track Record in LSDs**

- Ground-Breaking, Clinically Validated Science
- 14 Gene Therapy Programs
- Expertise and Relationships in Gene Therapy
- Compelling Data in Three Lead Batten Disease Programs; Earlier-Stage Fabry and Pompe Programs
- Leading Gene Therapy Portfolio in Lysosomal Storage Disorders

## Amicus Gene Therapy Portfolio

| | DISCOVERY | PRECLINICAL | PHASE 1/2 | PHASE 3 |
|---|---|---|---|---|
| CLN6 Batten Disease | NCH | | | |
| CLN3 Batten Disease | NCH | | | |
| CLN8 Batten Disease | NCH | | | |
| Fabry Gene Therapy | PENN | | | |
| Pompe Gene Therapy | PENN | | | |
| Neimann-Pick C | NCH | | | |
| Wolman Disease | NCH | | | |
| Tay-Sachs | NCH | | | |
| Multiple Other CNS LSDs | NCH | | | |
| CDKL5 Gene Therapy / ERT | PENN | | | |
| Other | PENN | | | |

Amicus AAV9 Gene Therapy Programs 20 Batten Disease Overview Source: Batten Disease Fact Sheet, NINDS, Publication date June 2018. Disease Overview •A group of disorders known as neuronal ceroid lipofuscinoses (NCLs), collectively referred to as Batten disease •Mutation in one of 13 different CLN genes leads to lysosomal dysfunction •Signs and symptoms typically begin in early and late childhood •Most affected children do not survive into adulthood Batten Disease is a Group of Rare, Fatal, Lysosomal Storage Disorders of the Central Nervous System with High Unmet Need and Limited Treatment Options

Amicus Gene Therapy Programs 21

# Platform Proof-of-Concept for Lead Batten Disease Programs

**CLN6 and CLN3 Programs are Clinical Stage; CLN8 has Definitive Preclinical Efficacy Data in a Mouse Model of Disease – All Following Single AAV Intrathecal Administration**

PRECLINICAL MOUSE MODEL DATA

| | Storage Material & Glial Activation | Motor & Cognitive Function | Survival | Safety & Brain Expression in NHP | GMP Clinical Supply | IND Active | Preliminary Clinical Data |
|---|---|---|---|---|---|---|---|
| **CLN6** | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| **CLN3** | ✓ | ✓ | N/A* | ✓ | ✓ | ✓ | Pending |
| **CLN8** | ✓ | ✓ | ✓ | Pending | Pending | Pending | Pending |

*CLN3 mouse model does not have impaired survival

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 22 CLN6: Clinical Study Design and Safety Summary (Interim Data) • • Single-arm study with all patients receiving single intrathecal administration gene therapy Ten patients currently treated with single intrathecal administration – – Average follow-up duration: 12 months (range 1-24 months) Additional patients in screening • Adverse events (n=94 events reported) – – – Majority of adverse events (AEs) were mild and unrelated to treatment Five Grade 3 (severe) AEs (defined as medically significant) reported in 4 patients No Grade 4 (life-threatening) or Grade 5 (death) AEs reported to date • T-cell response and antibody elevations not associated clinical manifestations – No changes in treatment required • Data Safety Monitoring Board (DSMB) has permitted study to proceed and enroll additional patients Data from an Ongoing Single-arm Phase 1/2 Study Indicate Single AAV9-CLN6 Administration is Generally Well Tolerated

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 23 Efficacy Data: Matched Sibling Case Report GTx dosing 2.8 and 5.3 years, respectively e of symptom Age (months) Source: Data on file Hamburg Score (Motor and Language) Encouraging Interim Efficacy Data in First Two Patients Treated with Gene Therapy with Two Years of Follow-up Normal function Total loss of ability 6 r si 5 4 3 2 1 0 0 10 20 30 40 50 60 70 80 90 100 • Two siblings (same genotype) treated with gene therapy at ages • Two years post treatment, Hamburg motor and language scores indicate no disease progression in the younger sibling • Disease progression in older sibling has shown evidence of stabilization Ag onset bling GTx dosing Older sibli ng Younge

Amicus Gene Therapy Programs
24

# Addressable Patient Populations in Neurologic LSDs*

**Advances Amicus Vision with 10,000+ Addressable Patients Across 10 Programs**


~1,000
CLN6
~5,000
CLN3
~750
CLN8
>3,500
Neimann-Pick C, Wolman Disease, Tay Sachs, and Others

*Estimated addressable U.S., EU, Japan, and other major, reimbursable markets based on published incidence and prevalence

Amicus Gene Therapy Programs 25 Amicus Protein Engineering Expertise & Technologies for Gene Therapy Increased Protein Expression Increased Protein Secretion Improved Protein Targeting and Stabilization Novel untranslated sequences to avoid inhibition of initiation and drive efficient protein synthesis Effective signal sequences to increase protein expression & secretion Targeting moieties Protein design Collaboration with Penn to Enable Greater Protein Expression and Delivery at Lower Gene Therapy Doses for Fabry, Pompe, CDKL5 Deficiency Disorder and 1 Additional Indication

 Financial Summary

Financial Summary 27 3Q18 Select Financial Results *Inclusive of upfront payment of $100 million for the Celenex asset acquisition (in thousands, except per share data) Sept. 30, 2018 Sept. 30, 2017 Product revenue 20,596 10,874 Cost of goods sold 4,310 1,790 R&D expense 138,227* 40,641 SG&A expense 31,867 21,647 Changes in fair value of contingent consideration 1,300 (244,250) Loss on impairment of assets - 465,427 Loss from operations(156,181)(275,232) Income tax benefit 51 164,683 Net loss (159,163) (111,666) Net loss per share (0.84) (0.69) 3Q18 Revenue of $20.6M Primarily from International Galafold Sales

Financial Summary 28 Financial Summary & Guidance 1Based on existing operating plan. 2Includes shares from the February 2018 equity offering FINANCIAL POSITIONSeptember 30, 2018 Cash$564M Debt$319M Cash Runway1 Into at least 2021 CAPITALIZATION Shares Outstanding2 189,254,341 FINANCIAL GUIDANCE FY18 Net Cash Spend Guidance$190M-$210M Galafold Revenue Guidance$80-$90M Strong Balance Sheet with $564M Cash at 9/30/18 - Cash Runway into at Least 2021

 Upcoming Milestones and Vision

Upcoming Milestones 30

# Anticipated Milestones: 2018-2019

**Well-Positioned to Create Significant Value for Shareholders and Patients in 2018-2019**

### Galafold: Fabry Disease

- On track to achieve higher end of FY18 revenue guidance ($80M-$90M)
- Continued growth in existing markets
- Expansion into new markets
- Fabry market growth opportunities

### AT-GAA: Pompe Disease

- PROPEL pivotal study initiation (4Q18)
- Completion of natural history study (4Q18)
- Additional Phase 1/2 study data (2019)
- Initiation of additional supportive studies (2019)
- Update on long-term manufacturing strategy

### Gene Therapy Programs

- First Patient in CLN3 Batten disease Phase 1/2 Study (4Q18)
- CLN6 Batten disease Phase 1/2 preliminary data
- Preclinical data for next-generation gene therapies for Fabry, Pompe and CDKL5 Deficiency Disorder
- Preclinical work across additional neurologic LSDs

Amicus Therapeutics

Closing Remarks 31 Amicus Vision: Delivering for Patients and Shareholders To build a top-tier, fully integrated, global biotechnology company whose medicines treat 5,000+ patients with $1B+ in worldwide sales revenue by 2023 >350 Patients* | $36.9M Global Sales 5,000 Patients* | $1B Global Sales YE17 2023 *Clinical & commercial, all figures approximate

 Appendix

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 33 CLN6: Preclinical Summary Data pending Reduction of storage material in mouse model Improvement of motor function in mouse model Extended survival in mouse model Protein expression in brain of NHPs Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; Cells/2500um2 AAV9-CLN6 Administration Resulted in Storage Material Reduction, Motor/Cognitive Function Improvement and Extended Survival in Mouse Model of Disease

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease 34 CLN3: Preclinical Summary Minimal deaths to date in any group Reduction of storage material in mouse model Improvement of motor function and cognitive behavior in mouse model Comparable survival in mouse model Widespread gene expression in brain of NHPs Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; AAV9-CLN3 Administration Resulted in Storage Material Reduction and Motor/Cognitive Function Improvement in Mouse Model of Disease and Widespread Expression in the Brain of NHPs

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease 35 CLN8: Preclinical Summary Data pending Reduction of storage material in mouse model Improvement of motor function in mouse model Extended survival in mouse model Protein expression in brain of NHPs Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; AAV9-CLN8 Administration Resulted in Storage Material Reduction, Motor/Cognitive Function Improvement and Extended Survival in Mouse Model of Disease

Amicus-Penn Collaboration 36 Early Proof of Principle for Optimized Fabry Gene Therapy Alpha-Gal Activity: pH 4.6 Alpha-Gal Activity: pH 7.4 W T c o n s t r u c t c o n s t r u c t p H 4 . 6 1 2 3 0 0 W T c o n s t r u c t c o n s t r u c t p H 7 . 4 3 0 0 1 2 2 5 0 2 5 0 2 0 0 2 0 0 1 5 0 1 5 0 1 0 0 1 0 0 5 0 5 0 0 0 0 1 2 3 4 5 6 7 T im e ( d a y s ) R e s id u a l A c t iv it y ( % ) R e s id u a l A c t iv it y ( % ) Amicus DNA Constructs Enable Highly Stable and Active -Gal A Enzymes

Amicus-Penn Collaboration 37 Fabry Disease: AAV Gene Therapy Approach Goal is to Develop AAV Gene Therapies with Higher Transduction in Heart, Peripheral Nervous Systemand Liver with More Stable Enzyme and Better Uptake to Target Tissues

Amicus-Penn Collaboration 38 Early Proof of Principle for Optimized Pompe Gene Therapy Secreted GAA in Media GAA Binding to Intended Receptor Binding to IGF2/CI-MPR S e c r e t e d r h G A A i n M e d i a 8 0 0 0 8800 6 0 0 0 6600 4 0 0 0 4400 2 0 0 0 AAmmicicuuss GGTT--GGAAAA WWTT r rhhGGAAAA 2200 0 00 0 2 4 6 00 2200 4400 6600 8800 110000 D a y s rrhhGGAAAA ((nnMM)) G A A A c t i v i t y ( n m o l / m L / h r ) BBoouunndd GGAAAA AAccttiivviittyy ((nnmm ooll//mm LL//hhoouurr)) A m i c u s G T - G A A W T r h G A A Amicus DNA Constructs Enable Highly Expressed GAA and Vastly Improved Cellular Uptake

Amicus-Penn Collaboration 39 Pompe Disease: AAV Gene Therapy Approach Aim: Globally Target and Correct the CNS, Heart, Muscles by AAV-hGAA Gene Therapy • Intravenous and/or intrathecal injection • AAV: Neuronal + glial tropism, cardiac tropism, liver tropism Heart Correction: Both Direct Transduction (cardiotropism of AAV) and Liver Secretion/Uptake An Optimized Enzyme Delivered to Key Tissues May Correct both Central Nervous System and Musculoskeletal Aspects of Pompe to Address All Aspects of Disease

Amicus-Penn Collaboration 40 CDKL5 Deficiency Disorder (CDD) AAV Gene Therapy Approach Therapeutic Benefit Increased expression of CDKL5 in the brain Utilizing an Amicus Cell Penetrating Peptide for Delivery of CDKL5 in Target Neuronal Cells